UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) FEBRUARY 6, 2004
                                                         ----------------



                            PATRICK INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

          INDIANA                     0-3922                   35-1057796
          -------                     ------                   ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)          Identification Number)


    1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA        46515
    ------------------------------------------------------        -----
       (Address of Principal Executive Offices)                 (Zip Code)

   Registrant's Telephone Number, including area code      (574) 294-7511
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit Number    Description
             --------------    -----------

                 99.1 Press Release dated February 6, 2004 announcing fourth quarter and year-end results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On February 6, 2004, Patrick Industries, Inc. issued a press release setting forth Patrick Industries, Inc.'s fourth third quarter and year-end results. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

                  The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PATRICK INDUSTRIES, INC.
                                                   ------------------------
                                                        (Registrant)




DATE FEBRUARY 9, 2004                          BY   /s/ Andy L. Nemeth
     ----------------                               ----------------------------
                                                    Andy L. Nemeth
                                                    Vice President - Finance
                                                    and Chief Financial Officer